The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

RBSGC 2005-A Pool as of 9/1
9/1/05 Cutoff
TOTAL CURRENT BALANCE:	425,328,979.25
TOTAL ORIGINAL BALANCE:	430,934,850.86
NUMBER OF LOANS:	2,177
		Minimum	Maximum
AVG CURRENT BALANCE:	$195,373.90	$5,658.87	$1,191,298.00
AVG ORIGINAL BALANCE:	$197,948.94	$22,500.00	$1,202,500.00
WAVG GROSS COUPON:	6.57458%	4.50000	11.25000%
WAVG CURRENT FICO SCORE:	694	445	814
WAVG ORIGINAL LTV:	74.99%	15.08	100.00%
WAVG ORIGINAL TERM:	346 months	120	360 months
WAVG STATED REMAINING TERM:	336 months	111	354 months
WAVG SEASONING:	10 months	6	36 months

TOP STATE CONCENTRATIONS ($):	17.81 % California, 17.09 % New York, 12.52 % Florida
TOP INTEREST ONLY CONCENTRATIONS ($):	80.73 % NOT IO, 19.27 % IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	53.32 % No Prepay Penalty, 46.68 % Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	0.51% 11746 (Dix Hills, NY)
WAVG ORIG PREPAY TERM (EXCL 0):	43 months	0	60 months
FIRST PAY DATE:	Oct 01, 2002		Apr 01, 2005
MATURE DATE:	Dec 01, 2014		Mar 01, 2035

DELINQUENT	NEXT DUE DATE	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
Current
	09/01/05	328,748,617.67	77.29	1,642	75.42
	10/01/05	79,339,820.05	18.65	441	20.26
	11/01/05	2,430,063.22	0.57	19	0.87
	12/01/05	497,127.15	0.12	4	0.18
	01/01/06	71,955.56	0.02	1	0.05
	TOTAL	411,087,583.65	96.65	2,107	96.78
Delq: 30 Days
	08/01/05	14,241,395.60	3.35	70	3.22
	TOTAL	14,241,395.60	3.35	70	3.22

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIGINATOR:
CENDANT	74,399,305.65	17.49	366	16.81
ELOAN	1,609,942.46	0.38	26	1.19
FNBN	224,096,842.58	52.69	1,022	46.95
GREENPOINT	60,205,091.37	14.15	416	19.11
NATIONAL CITY	18,143,752.93	4.27	126	5.79
PINNACLE	588,969.23	0.14	2	0.09
UBS	46,285,075.03	10.88	219	10.06
TOTAL	425,328,979.25	100.00	2,177	100.00
SERVICER:
CENDANT	74,399,305.65	17.49	366	16.81
CMC	224,432,660.10	52.77	1,022	46.95
GMAC	46,829,409.56	11.01	239	10.98
GREENPOINT	60,205,091.37	14.15	416	19.11
NATIONAL CITY	18,143,752.93	4.27	126	5.79
WELLS	1,318,759.64	0.31	8	0.37
TOTAL	425,328,979.25	100.00	2,177	100.00
PRODUCT:
Balloon 15/30	1,031,780.96	0.24	14	0.64
Fixed Rate	342,338,273.98	80.49	1,873	86.04
Fixed Rate IO	81,958,924.31	19.27	290	13.32
TOTAL	425,328,979.25	100.00	2,177	100.00
CURRENT BALANCE:
5,659 - 100,000	45,449,910.87	10.69	668	30.68
100,001 - 200,000	111,252,261.30	26.16	773	35.51
200,001 - 300,000	73,366,457.48	17.25	301	13.83
300,001 - 400,000	78,543,847.50	18.47	225	10.34
400,001 - 500,000	46,485,862.21	10.93	104	4.78
500,001 - 600,000	27,695,092.19	6.51	50	2.30
600,001 - 700,000	19,307,335.06	4.54	30	1.38
700,001 - 800,000	5,955,950.55	1.40	8	0.37
800,001 - 900,000	4,182,525.22	0.98	5	0.23
900,001 - 1,000,000	10,731,009.37	2.52	11	0.51
1,100,001 - 1,191,298	2,358,727.50	0.55	2	0.09
TOTAL	425,328,979.25	100.00	2,177	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIGINAL BALANCE:
22,500 - 100,000	44,840,300.23	10.54	661	30.36
100,001 - 200,000	111,081,418.79	26.12	776	35.65
200,001 - 300,000	73,364,325.46	17.25	302	13.87
300,001 - 400,000	77,549,670.69	18.23	223	10.24
400,001 - 500,000	46,385,991.19	10.91	105	4.82
500,001 - 600,000	27,974,800.47	6.58	51	2.34
600,001 - 700,000	20,204,845.25	4.75	32	1.47
700,001 - 800,000	5,858,737.13	1.38	8	0.37
800,001 - 900,000	4,979,153.17	1.17	6	0.28
900,001 - 1,000,000	10,731,009.37	2.52	11	0.51
1,100,001 - 1,200,000	1,191,298.00	0.28	1	0.05
1,200,001 - 1,202,500	1,167,429.50	0.27	1	0.05
TOTAL	425,328,979.25	100.00	2,177	100.00
MORTGAGE RATE:
4.500 - 4.500	358,720.36	0.08	1	0.05
4.751 - 5.000	503,630.81	0.12	2	0.09
5.001 - 5.250	1,597,781.68	0.38	6	0.28
5.251 - 5.500	14,957,251.53	3.52	49	2.25
5.501 - 5.750	23,504,663.31	5.53	86	3.95
5.751 - 6.000	75,215,875.42	17.68	298	13.69
6.001 - 6.250	66,880,968.78	15.72	319	14.65
6.251 - 6.500	63,405,888.37	14.91	358	16.44
6.501 - 6.750	49,307,423.85	11.59	294	13.50
6.751 - 7.000	27,971,242.82	6.58	179	8.22
7.001 - 7.250	31,718,167.79	7.46	190	8.73
7.251 - 7.500	22,555,224.77	5.30	128	5.88
7.501 - 7.750	17,629,127.24	4.14	97	4.46
7.751 - 8.000	10,944,456.40	2.57	62	2.85
8.001 - 8.250	7,818,638.32	1.84	45	2.07
8.251 - 8.500	4,389,917.75	1.03	22	1.01
8.501 - 8.750	1,668,982.76	0.39	11	0.51
8.751 - 9.000	2,828,007.91	0.66	13	0.60
9.001 - 9.250	365,748.07	0.09	2	0.09
9.251 - 9.500	662,839.95	0.16	5	0.23
9.501 - 9.750	331,810.66	0.08	3	0.14
9.751 - 10.000	82,745.54	0.02	1	0.05
10.001 - 10.250	298,349.18	0.07	3	0.14
10.251 - 10.500	236,083.12	0.06	2	0.09
11.001 - 11.250	95,432.86	0.02	1	0.05
TOTAL	425,328,979.25	100.00	2,177	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CURRENT FICO SCORE:
<= 0	404,341.53	0.10	5	0.23
401 - 450	48,173.79	0.01	1	0.05
451 - 500	1,356,859.83	0.32	10	0.46
501 - 550	5,214,249.68	1.23	35	1.61
551 - 600	18,808,540.34	4.42	100	4.59
601 - 650	66,304,857.43	15.59	329	15.11
651 - 700	134,067,638.50	31.52	730	33.53
701 - 750	120,708,685.27	28.38	618	28.39
751 - 800	76,641,884.55	18.02	334	15.34
801 - 814	1,773,748.33	0.42	15	0.69
TOTAL	425,328,979.25	100.00	2,177	100.00
ORIGINAL LTV:
<= 50.00	29,792,479.25	7.00	176	8.08
50.01 - 60.00	28,239,726.38	6.64	125	5.74
60.01 - 70.00	65,098,736.76	15.31	288	13.23
70.01 - 80.00	223,542,019.24	52.56	1,129	51.86
80.01 - 85.00	7,444,271.23	1.75	47	2.16
85.01 - 90.00	27,635,919.03	6.50	156	7.17
90.01 - 95.00	39,758,751.06	9.35	230	10.56
95.01 - 100.00	3,817,076.30	0.90	26	1.19
TOTAL	425,328,979.25	100.00	2,177	100.00
DEBT RATIO:
<= 0.00	115,616,387.83	27.18	684	31.42
0.01 - 10.00	2,269,013.98	0.53	17	0.78
10.01 - 20.00	19,911,266.42	4.68	108	4.96
20.01 - 30.00	62,735,248.52	14.75	316	14.52
30.01 - 40.00	139,969,639.08	32.91	684	31.42
40.01 - 50.00	83,431,598.72	19.62	362	16.63
50.01 - 60.00	768,608.05	0.18	4	0.18
60.01 - 62.29	627,216.65	0.15	2	0.09
TOTAL	425,328,979.25	100.00	2,177	100.00
ORIGINAL TERM:
120	987,198.96	0.23	3	0.14
180	30,456,916.10	7.16	204	9.37
240	2,321,810.93	0.55	13	0.60
300	421,771.17	0.10	2	0.09
360	391,141,282.09	91.96	1,955	89.80
TOTAL	425,328,979.25	100.00	2,177	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

REMAINING TERM:
111 - 120	987,198.96	0.23	3	0.14
145 - 156	298,588.49	0.07	5	0.23
157 - 168	3,229,176.57	0.76	33	1.52
169 - 180	26,929,151.04	6.33	166	7.63
229 - 240	2,321,810.93	0.55	13	0.60
289 - 300	421,771.17	0.10	2	0.09
313 - 324	172,517.89	0.04	1	0.05
325 - 336	18,732,722.16	4.40	128	5.88
337 - 348	12,806,636.31	3.01	79	3.63
349 - 354	359,429,405.73	84.51	1,747	80.25
TOTAL	425,328,979.25	100.00	2,177	100.00
SEASONING:
6 - 12	397,366,179.87	93.43	1,985	91.18
13 - 24	9,057,559.33	2.13	63	2.89
25 - 36	18,905,240.05	4.44	129	5.93
TOTAL	425,328,979.25	100.00	2,177	100.00
ORIG PREPAY TERM:
0	226,795,029.36	53.32	1,055	48.46
6	2,078,148.89	0.49	9	0.41
12	29,699,029.54	6.98	138	6.34
24	15,256,532.49	3.59	80	3.67
30	732,834.54	0.17	4	0.18
36	54,058,257.06	12.71	305	14.01
42	2,222,918.25	0.52	9	0.41
60	94,486,229.12	22.21	577	26.50
TOTAL	425,328,979.25	100.00	2,177	100.00
LIEN POSITION:
First Lien	425,328,979.25	100.00	2,177	100.00
TOTAL	425,328,979.25	100.00	2,177	100.00
PREPAY FLAG:
No Prepay Penalty	226,795,029.36	53.32	1,055	48.46
Has Prepay Penalty	198,533,949.89	46.68	1,122	51.54
TOTAL	425,328,979.25	100.00	2,177	100.00
DOCUMENTATION:
Express Documentation	483,561.41	0.11	2	0.09
Full Documentation	65,931,804.70	15.50	343	15.76
No Documentation	75,497,747.41	17.75	485	22.28
No Income Verification	11,717,138.87	2.75	58	2.66
No Income/Employ Disclosure	256,092.85	0.06	3	0.14
No Income/Employ/Asset Disclo	2,478,494.84	0.58	17	0.78
No Ratio	24,925,451.42	5.86	113	5.19
Stated Documentation	219,952,990.56	51.71	1,010	46.39
Stated Income	16,974,886.44	3.99	124	5.70
Stated Income/Asset	7,110,810.75	1.67	22	1.01
TOTAL	425,328,979.25	100.00	2,177	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

PURPOSE CODE:
Cash Out Refinance	165,754,244.97	38.97	787	36.15
Construction Only	919,772.00	0.22	1	0.05
Purchase	214,323,462.79	50.39	1,133	52.04
Rate/Term Refinance	44,331,499.49	10.42	256	11.76
TOTAL	425,328,979.25	100.00	2,177	100.00
OCCUPANCY:
Investor	71,715,983.85	16.86	535	24.58
Non-owner	14,677,058.78	3.45	124	5.70
Primary	324,708,117.33	76.34	1,449	66.56
Second Home	14,227,819.29	3.35	69	3.17
TOTAL	425,328,979.25	100.00	2,177	100.00
PROPERTY TYPE:
2-4 Units	64,094,673.19	15.07	259	11.90
Condominium	24,335,901.52	5.72	159	7.30
Cooperative	1,301,209.93	0.31	8	0.37
Deminimus PUD	13,601,898.53	3.20	71	3.26
PUD	9,891,075.84	2.33	60	2.76
Single Family	242,423,008.42	57.00	1,252	57.51
Single Family Detached	17,920,791.16	4.21	110	5.05
Two-to-Four Family	51,760,420.66	12.17	258	11.85
TOTAL	425,328,979.25	100.00	2,177	100.00
AMORTIZATION:
Balloon	1,031,780.96	0.24	14	0.64
Fully Amortizing	424,297,198.29	99.76	2,163	99.36
TOTAL	425,328,979.25	100.00	2,177	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:
California	75,740,350.09	17.81	228	10.47
New York	72,708,021.80	17.09	263	12.08
Florida	53,232,040.18	12.52	328	15.07
New Jersey	30,555,746.33	7.18	109	5.01
Arizona	18,385,929.37	4.32	111	5.10
Texas	15,903,630.52	3.74	140	6.43
Virginia	12,809,759.65	3.01	67	3.08
Pennsylvania	11,341,922.61	2.67	93	4.27
Connecticut	10,233,051.10	2.41	43	1.98
Nevada	10,120,711.55	2.38	41	1.88
Oregon	9,497,225.60	2.23	54	2.48
Illinois	9,119,902.30	2.14	57	2.62
Massachusetts	8,795,270.17	2.07	33	1.52
Georgia	8,556,717.72	2.01	52	2.39
Maryland	8,192,738.71	1.93	44	2.02
Washington	8,112,083.98	1.91	50	2.30
Ohio	7,436,409.21	1.75	69	3.17
Michigan	6,650,223.47	1.56	54	2.48
Minnesota	5,562,615.44	1.31	29	1.33
Indiana	3,856,386.03	0.91	45	2.07
North Carolina	3,805,911.79	0.89	28	1.29
Idaho	3,744,568.95	0.88	22	1.01
Colorado	3,068,789.82	0.72	16	0.73
Wisconsin	2,650,134.14	0.62	14	0.64
Tennessee	2,382,215.78	0.56	21	0.96
South Carolina	2,008,788.83	0.47	17	0.78
New Mexico	1,849,655.05	0.43	16	0.73
Rhode Island	1,848,994.14	0.43	8	0.37
District of Columbia	1,827,616.40	0.43	7	0.32
Delaware	1,675,208.67	0.39	8	0.37
Utah	1,516,755.78	0.36	14	0.64
Montana	1,426,857.16	0.34	5	0.23
Oklahoma	1,396,266.68	0.33	20	0.92
Missouri	1,291,940.50	0.30	9	0.41
New Hampshire	1,287,800.54	0.30	6	0.28
Iowa	993,657.81	0.23	6	0.28
Kansas	876,580.18	0.21	9	0.41
Arkansas	701,572.75	0.16	6	0.28
Mississippi	672,985.99	0.16	7	0.32
Alabama	638,447.04	0.15	5	0.23
Vermont	581,146.51	0.14	2	0.09
Louisiana	455,049.37	0.11	5	0.23
Kentucky	446,847.04	0.11	5	0.23
West Virginia	431,898.56	0.10	2	0.09
Nebraska	415,103.10	0.10	5	0.23
Maine	310,015.84	0.07	3	0.14
Hawaii	213,435.00	0.05	1	0.05
TOTAL	425,328,979.25	100.00	2,177	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG LTV RANGE	PMI	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
15.08 -80.00
	GEMICO	95,425.45	0.02	1	0.05
	MGIC	159,737.76	0.04	2	0.09
	No MI	345,303,272.78	81.18	1,706	78.36
	PMI	318,489.70	0.07	3	0.14
	Radian	558,277.95	0.13	4	0.18
	Setup	237,757.99	0.06	2	0.09
	TOTAL	346,672,961.63	81.51	1,718	78.92
> 80.00
	GEMICO	3,547,130.39	0.83	19	0.87
	MGIC	3,813,238.34	0.90	24	1.10
	No MI	562,850.31	0.13	5	0.23
	PMI	15,429,475.56	3.63	95	4.36
	Radian	40,334,889.37	9.48	221	10.15
	Republic	1,853,441.75	0.44	13	0.60
	United Guaranty	13,114,991.90	3.08	82	3.77
	TOTAL	78,656,017.62	18.49	459	21.08

For internal use only. All Amounts subject to change.